From: Tang, Cathy
Sent: Wednesday, September 28, 2011 6:16 PM
To: Bart Craig
Subject: RE: EXTENSION OF THE KFCC/MORGAN's PRE-NEGOTIATION "REMODEL MODEL AGREEMENT" DATE FROM SEPTEMBER 30, 2011 TO OCTOBER 31, 2011 // SECOND EXTENSION

Hi Bart,

I write to confirm KFCC's agreement to extend the completion date for the Remodel Agreement to October 31, 2011, as you've noted below. I look forward to working with you to finalize the remodel agreement in the near term.

Best,
Cathy

From: Bart Craig
Sent: Tuesday, September 27, 2011 9:34 PM
To: Tang, Cathy
Subject: EXTENSION OF THE KFCC/MORGAN's PRE-NEGOTIATION "REMODEL MODEL AGREEMENT" DATE FROM SEPTEMBER 30, 2011 TO OCTOBER 31, 2011 // SECOND EXTENSION

Hi CATHY:

Following up on our Conference Call today with the KFCC & MORGAN's FOODS, INC. ("MFI") Principals, I'm addressing this email to you to confirm our agreement in the Conference Call that both KFCC & MFI mutually agree to extend the current "September 30, 2011" date for a "Remodel Agreement" (and for the other purposes specified in the parties' MAY 19, 2011 PRE-NEGOTIATION AGREEMENT Article VI) until "October 31, 2011". Henceforth, any place in the MAY 19, 2011 PRE-NEGOTIATION AGREEMENT where a task is to be accomplished by September 30, 2011, that task shall now be accomplished by OCTOBER 31, 2011. All other provisions of the KFCC/MFI MAY 19, 2011 PRE-NEGOTIATION AGREEMENT shall remain unchanged.

Please feel free to confirm KFCC's agreement to the date substitution in a responsive email to me.

Kindest Regards,

BART

BARTON J. CRAIG
SENIOR VICE PRESIDENT and
GENERAL COUNSEL
MORGAN'S FOODS, INC,
4829 GALAXY PARKWAY
SUITE S
CLEVELAND, OHIO 44122